Exhibit 99.1

Credit Suisse Healthcare Conference November 9, 2021

2 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry Cautionary Note Regarding Forward - Looking Statements All statements other than statements of historical facts contained in this presentation are forward - looking statements . Forward - looking statements reflect management's current knowledge, assumptions, judgment, and expectations regarding future performance or events . Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct, and you should be aware that actual events or results may differ materially from those contained in the forward - looking statements . Words such as "will," "expect," "intend," "plan," "potential," "possible," "goals," "accelerate," "continue," and similar expressions identify forward - looking statements, including, without limitation, statements regarding the sufficiency of additional data from LIVE - AIR or the data from the ACTIV - 5 /BET - B study to warrant a future submission of a new EUA request ; statements regarding our efforts to request and receive Marketing Authorization or Conditional Marketing Authorization for lenzilumab in COVID - 19 in the U . K . and other territories ; our expectations for the duration and severity of COVID - 19 in the United States and around the world and our projections for COVID - 19 hospitalizations in 2021 and future years ; our projections regarding the need for lenzilumab as a therapeutic if authorized or approved ; the commercial potential of lenzilumab and our ability to maintain a single worldwide price in the multiple jurisdictions in which we are seeking marketing authorizations or approvals or otherwise working to sell product prior to formal approvals ; and our other plans/timing to initiate or participate in planned clinical trials and otherwise explore the effectiveness of lenzilumab and other candidates in our development portfolio as therapies for other inflammation and immune - oncology indications . Forward - looking statements are subject to a number of risks and uncertainties including, but not limited to, the risks inherent in our lack of profitability and need for additional capital to grow our business ; our dependence on partners to further the development of our product candidates ; the uncertainties inherent in the development, attainment of the requisite regulatory authorizations and approvals and launch of any new pharmaceutical product ; the outcome of pending or future litigation ; and the various risks and uncertainties described in the "Risk Factors" sections of our latest annual and quarterly reports and other filings with the SEC . All forward - looking statements are expressly qualified in their entirety by this cautionary notice . You should not rely upon any forward - looking statements as predictions of future events . We undertake no obligation to revise or update any forward - looking statements made in this presentation to reflect events or circumstances after the date hereof, to reflect new information or the occurrence of unanticipated events, to update the reasons why actual results could differ materially from those anticipated in the forward - looking statements, in each case, except as required by law .

Company Overview

Humanigen

- Leading expertise in Hyper-inflammation and Cytokine Storm across multiple therapeutic applications
- 520 patient Phase 3 study ('LIVE-AIR') in hospitalized COVID-19 patients
- Filed for Conditional Marketing Authorization in UK, commercial readiness in the UK underway; preparing EMA submission for EU
- NIH-sponsored Phase 2/3 ACTIV-5/BET-B: hospitalized COVID-19 patients targeting 400 patients with baseline CRP<150mg/L and up to 550 total
- CMML study started 4Q21, aGvHD study planned to start in 1H22, ~250 patient Phase 3 CAR-T study to start 1H22

3

Lenzilumab is being developed as a potential treatment for COVID-19, it is not currently approved or authorized for use in any country

4 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry Business Update Lenzilumab for COVID - 19 1. September 8, 2021 FDA response to EUA submission: • Declined EUA at this time - invited Humanigen to submit additional data as it becomes available • No safety issues identified by FDA, noted relatively limited size of safety database • FDA meeting granted 2. Additional data may be derived from ACTIV - 5/BET - B 3. UK Rolling Rapid COVID - 19 Review of Marketing Authorization Application (MAA) underway • All planned modules were submitted by the end of September 2021 4. European Commission selects lenzilumab as one of ten most promising COVID - 19 therapeutics October 2021 Other key programs 1. CMML FPD October 2021 and aGvHD study FPD targeted in 1H22 2. CAR - T study protocol to be submitted to FDA for review, target FPD 1H22

5 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry Robust Clinical Pipeline Indication Phase Status Centers Partners Lenzilumab LIVE - AIR Hospitalized COVID - 19 3 Completed (520 patients) 24 US 11 Brazil Company sponsored ACTIV - 5/BET - B Hospitalized COVID - 19 (DSMB recommended continuation following safety and futility interim analysis) 2/3 Enrolling (400 patients CRP<150 mg/L, up to 550 patients total) ~75% enrolled Up to 70 sites SHIELD Prophylaxis with commercially available CAR - T therapies in non - Hodgkin lymphoma 3 Enrollment to Start 1H22 ( ~ 250 patients) Up to 30 sites Company sponsored RATinG Prevention/Treatment of Acute GvHD ( aGvHD ) 2/3 First Patient Dose 1H22 Up to 22 sites 1 PREACH - M Chronic myelomonocytic leukemia (CMML) 2/3 First Patient Dosed October 2021 5 sites 2 Ifabotuzumab Solid Tumors (Glioblastoma Multiforme) 1 Completed (12 patients) Note: DSMB - Data Safety Monitoring Board 1. UK 2. Australia

6 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry Lenzilumab Overview x Neutralizes GM - CSF to prevent and treat CS x Reduced immunogenicity x Highest binding affinity x Slowest off - rate Humaneered ® Best - in - Class Antibody x Specifically designed to neutralize GM - CSF both in serum and lung tissue to prevent and/or treat CS x Adequate tissue concentration for 7 days to halt CS and associated inflammation Dosing Rationale x For newly hospitalized patients with SARS - CoV - 2 pneumonia, pre - IMV x Administered intravenously in 3 doses, 8 hours apart, in a single day x Potential foundational therapy to which other treatments can be added Convenient Care Lenzilumab is a monoclonal antibody which neutralizes GM - CSF, a driver of Cytokine Storm (CS), and appears to dampen the harmful inflammatory response in hospitalized COVID - 19 patients In clinical trials, lenzilumab was generally well - tolerated with a safety profile comparable to placebo No SAEs attributed to lenzilumab in four completed studies across multiple indications

7 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry w 7 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry LIVE - AIR Demographics and Baseline Characteristics ( mITT Population) Characteristics Lenzilumab (n=236) Placebo (n=243) Overall (n=479) Age Mean (SD) 60.5 (13.5) 60.5 (14.3) 60.5 (13.9) Median (Min - Max) 62.0 (28 - 98) 62.0 (22 - 96) 62.0 (22 - 98) <65 years old, % 60.2 58.4 59.3 ≥65 years old, % 39.8 41.6 40.7 >80 years old, % 7.6 5.3 6.5 Gender Male, % 64.8 64.6 64.7 Race American Indian/Alaskan Native, % 1.7 0.0 0.8 Asian, % 4.2 2.1 3.1 Black/African - American, % 16.1 13.6 14.8 White, % 69.9 73.3 71.6 Multiple, % 0.4 0.0 0.2 Other, % 7.6 11.1 9.4 Body Mass Index Mean (SD) 33.1 (8.4) 31.0 (7.9) 32.5 (8.2) ≥30 Kg/m 2 , % 57.6 52.7 55.1 Clinical Status at Baseline , % SpO 2 ≤94% or low - flow oxygen 61.9 57.6 59.5 High - flow oxygen or NIPPV 38.1 42.8 40.5 Treatments, % Remdesivir 72.0 72.8 72.4 Corticosteroids 93.6 93.8 93.7 Remdesivir & Corticosteroids 69.1 69.1 69.1 CRP Median 77 82 79 CRP <150 mg/L, % 75.8 79.9 77.9 CRP >150 mg/L, % 24.2 20.1 22.1

8 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry Study Primary Endpoint Met Kaplan - Meier Estimates For IMV and/or Death Failure to achieve survival without ventilation was defined as mortality or the requirement for IMV Fewer patients required IMV or died with lenzilumab treatment compared to placebo 15.6 22.1 0 5 10 15 20 25 Lenzilumab Placebo 95% CI: 17.4 - 27.9 95% CI: 11.5 - 20.9 Invasive Mechanical Ventilation (IMV) and/or death mITT population (n=479) P =0.0403 Hazard Ratio: 1.54 (95% CI: 1.02 - 2.32); P=0.0403 Kaplan - Meier Estimate (percentage of subjects)

9 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry Baseline GM - CSF and CRP Levels Correlate with COVID - 19 disease Severity Median CRP (mg/L) 35 85 110 205 163 0 50 100 150 200 250 HC 1/2 3 4 5 6/7 8 Baseline CRP Levels at Hospital Admission 1 WHO COVID - 19 Ordinal Scale Patients with CRP > 150 mg/L are at imminent risk of IMV or death 72% of all events in LIVE - AIR occurred in patients with CRP > 150 mg/L Patients in LIVE - AIR with an event of IMV or death had median CRP of 167 mg/L 1. Thwaites RS, et al. Sci Immunol . 202 1 ;6(57):eabg9873. GM - CSF (pg/mL) a 1000 100 10 HC 1/2 3 4 5 6/7 8 P <0.0001 P <0.0001 P <0.01 WHO COVID - 19 Ordinal Scale

10 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry Patients With Baseline CRP<150 mg/L Required IMV Or Died 4.0 29.3 0 10 20 30 40 Lenzilumab Placebo 95% CI: 15.1 - 51.9 95% CI: 0.6 - 25.2 SWOV in Black/African - American Patients: CRP<150 mg/L* mITT population (n=51) P =0.0418 Hazard Ratio: 8.90 (95% CI: 1.08 - 73.09) Kaplan - Meier Estimate (percentage of patients) 9.8 21.2 0 10 20 30 40 Lenzilumab Placebo 95% CI: 15.9 - 27.9 95% CI: 6.1 - 15.4 SWOV CRP<150 mg/L* mITT population (n=351) P =0.0009 Hazard Ratio: 2.54 (95% CI: 1.46 - 4.41) Kaplan - Meier Estimate (percentage of patients) *Study was not powered to demonstrate a difference in mortality

11 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry Safety Balanced Between Treatment Arms System Organ Class Preferred Term n (%) Lenzilumab (N=255) Placebo (N=257) Overall (N=512) Any AE ≥ Grade 3 68 (26.7) 84 (32.7) 152 (29.7) Respiratory, thoracic, and mediastinal disorders 64 (25.1) 71 (27.6) 135 (26.4) Cardiac disorders 15 (5.9) 14 (5.4) 29 (5.7) Infections and infestations 10 (3.9) 16 (6.2) 26 (5.1) Vascular disorders 10 (3.9) 15 (5.8) 25 (4.9) Renal and urinary disorders 5 (2.0) 11 (4.3) 16 (3.1) General disorders and administration site conditions 4 (1.6) 11 (4.3) 15 (2.9) No Suspected Unexpected Serious Adverse Reactions (SUSARS) or SAEs attributed to lenzilumab were reported in LIVE - AIR No increased risk of infections, cases of PAP, or serious infusion related reactions were reported with lenzilumab in LIVE - AIR FDA noted relatively limited size of safety database and identified no safety issues, no SAEs attributed to lenzilumab in 4 s tud ies Note: SAEs - Serious Adverse Events; PAP - Pulmonary Alveolar Proteinosis

ACTIV-5/BET Big Effect Trial (BET-B) for the Treatment of COVID-19

NIH has advanced ACTIV-5/BET-B from Phase 2 to Phase 2/3 with up to 550 patients
- Study currently 75% enrolled
- Primary endpoint is aligned with LIVE-AIR study
- Primary analysis population focused on patients with CRP<150 mg/L for primary and key secondary

Humanigen believes ACTIV-5, as designed, can support EUA and BLA submission

Over 400 compounds reviewed by NIH for inclusion in ACTIV protocols funded by NIH

Lenzilumab is third of six agents selected by NIH, the only GM-CSF molecule selected

Study evaluating lenzilumab plus remdesivir vs. placebo plus remdesivir (NCT04583969)


Lenzilumab
Humaneered
Injection

12

Lenzilumab is being developed as a potential treatment for COVID-19, it is not currently approved or authorized for use in any country

13 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry ACTIV - 5 Locations with Confirmed COVID Cases (Prior 30 Days a/o 10/30/21) Recruiting Started (51) Recruiting Pending (9) Source: https://clinicaltrials.gov/ct2/show/NCT04583969?term=lenzilumab&draw=2&rank=4#contacts

14 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry ACTIV - 5 Locations with Confirmed COVID Cases (Prior 30 Days a/o 10/30/21) 0 to 50 51 to 100 101 to 200 201 to 300 301 to 425 426 to 625 626 to 925 926 to 1,450 1,451 to 3,000 3,001 to 40,288 Recruiting Started (51) Recruiting Pending (9) Source: ACTIVE - 5 Locations - https://clinicaltrials.gov/ct2/show/NCT04583969?term=lenzilumab&draw=2&rank=4 #contacts, COVID - 19 Data - https://usafacts.org/visualizations/coronavirus - covid - 19 - spread - map

LIVE-AIR and ACTIV-5 Trial Design

	LIVE-AIR	ACTIV-5
Recruitment sites	35	51
Overall enrollment	520	up to 550
CRP<150 mg/L	351*	400*

	LIVE-AIR	ACTIV-5
Inclusion criteria	Adult, hospitalized with COVID-19	Adult, hospitalized with COVID-19
	Positive test COVID-19 Test	Positive test COVID-19 Test ≤14 days prior to randomization
	Low-flow, high-flow, NPPV	Low-flow, high-flow, NPPV
	$SpO_2 \leq 94\%$	Illness of any duration

	LIVE-AIR	ACTIV-5
Exclusion criteria	IMV	IMV (primary analysis population)
	Pregnancy	Pregnancy
	History of PAP	History of PAP
	Active infection (HIV, HBV, TB)	Active infection (HIV, HBV, TB)
	Bacterial pneumonia, active/uncontrolled fungal or viral infections	Uncontrolled opportunistic infection
	Expected survival < 48h	Cancer with chemotherapy or uncontrolled cirrhosis
	IL-1, IL-6, JAK inhibitors within 8 weeks	IL-1, IL-6, JAK inhibitors within 4 weeks
	Sargramostim use in last 8 weeks	Sargramostim use in last 8 weeks
		Received five or more doses of remdesivir prior to screening
		ALT or AST > 5x normal
		eGRF < 20 mg//min
		Age > 85 (primary analysis population)

	LIVE-AIR	ACTIV-5
Primary endpoint	Survival without ventilation	Incidence of IMV/death*†

	LIVE-AIR	ACTIV-5
Secondary endpoint	Incidence of IMV/death	Survival without ventilation*
	Ventilator-free days	Time to recovery*
	Duration of ICU	Mortality*
	Mortality	
	Time to recovery	

	LIVE-AIR	ACTIV-5
Exploratory	Survival without ventilation*	Plasma cytokines
	Incidence of IMV/death*†	Use of concomitant COVID-19 treatments
	Ventilator-free days*	Phenotype markers in PBMCs
	Mortality*	
	Time to recovery*	

NPPV Noninvasive positive pressure ventilation

*CRP < 150 mg/L at baseline

†LIVE-AIR Incidence Rate 8.1% (4.7-13.6) vs. 18.8% (13.3-26.0), OR=0.38 (0.19-0.75), p-value=0.0053

15

Lenzilumab is being developed as a potential treatment for COVID-19, it is not currently approved or authorized for use in any country

16 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry There Remains a Significant Unmet Need For Hospitalized Patients 2% OF CASES REQUIRE IMV 1,5 Critical patients in the ICU on mechanical ventilation and progressing rapidly 2,6,7 IMV – 2020: ~294K, 2021: ~538K, 2022: ~251K, 2023: ~200K 7% OF CASES REQUIRE HOSPITALIZATION 5,6 Hospitalized and hypoxic patients; 12 years+, weighing at least 40kg Hospitalizations: 2,6,7 2020: ~1.33M, 2021: ~2.44M, 2022: ~1.14M, 2023: ~904K ~40% OF COVID - 19 PATIENTS ARE HIGH - RISK 3 Within 3 - days of positive diagnosis; Requires presentation to infusion center; Low utilization of outpatient mAbs to date ~78% OF US POPULATION AT LEAST PARTIALLY VACCINATED 4 All patients 12 years+ Critical condition, exhibiting rapid respiratory decompensation Hospitalized and hypoxic patients with confirmed diagnosis of COVID - 19 Mild - to - Moderate symptoms in high - risk non - hospitalized patients COVID - 19 negative or 90 - days post confirmed Dx Narrowest Population, But Significant Broadest Population Newly Hospitalized Outpatient Treatment Pre/Post Exposure Prophylaxis Hospitalized - Critical IMMUNO - MODULATORS Treatment IV ANTIVIRAL (DDA) Treatment NEUTRALIZING ANTIBODIES Treatment & Prophylaxis COVID - 19 VACCINES Prophylaxis Actemra (tocilizumab) Corticosteroids (dexamethasone) Veklury ( remdesivir ) Sotrovimab Casirivimab + Imdevimab JNJ - 78436735 mRNA - 1273 BNT162b2 PATIENT REACH DISEASE SEVERITY KINASE INHIBITOR Treatment Baricitinib Bamlanivimab + Etesevimab HOSPITAL MABS Treatment Lenzilumab ; EUA Submitted See Notes Page for Sources

Lenzilumab in the United Kingdom and Rest of World

18 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry Lenzilumab Rest of World Opportunities COVID Cases Currently Approaching 245 million 1 • Ex - US countries represent 81% of cases, with 36 countries having 1 million cases each 1 Seeking Conditional Marketing Authorization (CMA) from UK’s MHRA via COVID - 19 Rolling Review • All planned modules submitted along with risk management plan and pediatric investigation plan (9/30/2021) Preparing Marketing Authorization Application under Centralized Procedure for European Union • European Medicines Agency has appointed a rapporteur and a co - rapporteur as part of the pre - submission process (9/28/2021) • Potential for rolling review or accelerated assessment ─ either would shorten review time Clinigen implementing Managed Access Program for Lenzilumab (“ LenzMAP ”) in Europe • Enables access where physician deems no suitable alternative exists and regulations allow • LenzMAP will be available in 16 European countries, may be able to charge for product where regulations allow • Tailoring approach in each territory for regulatory compliance and benefit to patients/providers/HGEN Telcon RF Pharmaceutical, Inc. and KPM Tech Co., Ltd. have rights to S. Korea and Philippines 1. https://www.worldometers.info/coronavirus/#countries, Oct. 25, 2021

19 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry w w 19 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry European Commission Ranks Lenzilumab as One of Ten Most Promising COVID - 19 Treatments Independent expert panel report • Lenzilumab selected after evaluation of 82 late - stage therapeutic candidates • One of only four immunomodulators selected • Lenzilumab only immunomodulator targeting GM - CSF selected from four evaluated Expert findings regarding lenzilumab • May provide additional clinical value above corticosteroids • No important safety concerns • Variant agnostic, not affected by new SARS - CoV - 2 variants Selected for highest potential impact on the COVID - 19 pandemic Countries

20 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry Multiple Agency Interactions 1. https://www.gov.uk/government/collections/mhra - guidance - on - coronavirus - covid - 19 4. https://www.gov.uk/government/groups/the - c ovid - 19 - therapeutics - taskforce 5. https://www.pulsetoday.co.uk/news/clinical - areas/infectious - diseases/antiviral - drug - remdesivir - approved - for - covid - 19 - treatment - in - the - uk/ 2. https://www.gov.uk/guidance/apply - for - a - licence - to - market - a - medicine - in - the - ukf Approved Hospital Therapeutics Dexamethasone *Tocilizumab Remdesivir † Sarilumab * Molnupiravir *Tocilizumab and Molnupiravir authorized by MHRA prior to FDA † Sarilumab conditional recommendation in NICE treatment guidelines despite multiple Phase 3 failures, not authorized for COVID - 19 by FDA Introductory meeting held with Rapid C - 19 multi - agencies (MHRA, Therapeutics Task Force (TTF), NICE, NHSE, DHSC) MAA accepted for rolling review July 7, classified as “COVID rolling review” Information request provided to NICE, multiple interactions All planned modules submitted by end of September 2021 Additional data from LIVE - AIR being furnished to MHRA, similar to additional data to be furnished to FDA following EUA assessment letter Supply chain and local UK distributor agreements at or close to completion Additional meetings scheduled with DHSC, NHSE and NICE

21 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry UK Daily Hospitalization Continue Despite ~80% Vaccination Rate Sources: Vaccinations — https://coronavirus.data.gov.uk/details/vaccinations, Hospitalization — https://coronavirus.data.gov.uk/ details/healthcare 0 20 40 60 80 100 0 200 400 600 800 1,000 1,200 6/18/2021 7/13/2021 8/7/2021 9/1/2021 9/26/2021 Daily Vaccination % Daily Hospitalizations Daily Admissions First Dose Second Dose Percentage of population >12+ vaccinated 1st dose ~85% and 2nd dose ~80% Daily Hospital Rate ~850 Since 08/01/21 10/18/2021

22 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry Key UK Statistics Source: https://coronavirus.data.gov.uk accessed Nov. 5, 2021 >578,642 Patients hospitalized (3/23/2020 - 11/01/2021) >141,588 Deaths within 28 - days of positive test (3/1/2020 - 11/05/2021 ) 9,241,916 Cases to date (1/30/2020 - 11/05/2021) Current 9,160 34,029 1,072 People hospitalized on Nov. 4, 2021 Tested positive on Nov. 5, 2021 Patients newly admitted to the hospital on Nov. 1, 2021 Cumulative *75,000 – 350,000 annualized hospitalizations

23 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry w 23 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry Market research shows potentially positive acceptance of lenzilumab value proposition by physicians US MSLs already hired and trained to be deployed to UK accounts Budget impact model developed, collaborating with NICE to refine Importation and distribution channels identified and in preparation HGEN’s UK Scientific Advisory Board completed in October 2021 Local resources in place, key account managers recruitment underway UK launch plan developed in parallel with US preparation and leverages multiple tools already created in anticipation of US launch UK Commercial Preparation

European Medicines Agency (EMA) Approval Process for COVID-19 Therapeutics

Only one therapeutic, remdesivir, approved in EU via conditional pathway; review time = 60 days[1]

- Rapid review procedures established by EMA in May 2020 to provide conditional approval of medicines for COVID-19
- Pandemic Task Force (COVID-ETF) created by EMA to work with CHMP specifically for COVID-19
- Modifications under review, focused on support:
  - Scientific advice in 20 days (vs. 70 days)
  - Pediatric Investigational Plan (PIP) review in 20 days (vs. 120 days)
- Overall review and approval cycle reduced to 150 days (from 210 days)
  - Timelines may be further reduced and rolling review applied

	Remdesivir	Baricitinib
FDA EUA approval	May 01, 2020	November 19, 2020
EMA MAA submission	April 30, 2020	April 29, 2021
EMA CMA approval	June 25, 2020	

Currently under rolling review	Marketing authorization application submitted	Authorized for use in European Union
•Evusheld® (tixagevimab / cilgavimab) •Molnupiravir •Sotrovimab	•Olumiant® (baricitinib)* •Kineret® (anakinra)* •Regkirona® (regdanvimab) •RoActemra® (tocilizumab)* •Ronapreve® (casirivimab / imdevimab)	•Veklury® (remdesivir)

Lenzilumab in the EU

- ☑ Introductory meeting held with EMA representatives
- ☑ Notification sent (and acknowledged) of intent to submit MAA
- ☑ Requested eligibility for central filing
- ☑ Appointment of Rapporteur and Co-Rapporteur
- ☑ Interaction and dialog with CHMP members
- ○ Initiation of submission
- ○ COVID-ETF and CHMP review

1. https://www.ema.europa.eu/en/human-regulatory/overview/public-health-threats/coronavirus-disease-covid-19/treatments-vaccines/covid-19-treatments - Accessed 11/02/21

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Lenzilumab is being developed as a potential treatment for COVID-19, it is not currently approved or authorized for use in any country

Partnered with Clinigen to Handle Managed Access Program for Lenzilumab (LenzMAP) in Europe

Clinigen will manage key elements of the program including regulatory oversight, logistics and access management

They possess an established expertise working with regulatory authorities in these regions

- Global, specialist pharmaceutical platform that has been providing services and products for 10+ years
- Currently oversees more than 160 similar managed access programs
- Clinigen has access to over 20,000 HCPs in 5,000 hospitals across 120+ countries

> "We are pleased to partner with Humanigen to offer this important treatment option to help address a significant unmet need for hospitalized patients with COVID-19 across Europe."
>
> \- Pete Belden, Executive Vice President Services Division, Clinigen



Countries Slated For LenzMAP Administered By
CLINIGEN
22.2M+
Confirmed Cases In These Countries[1] (as of 11/7/21)
21K+
Hospitalized In These Countries[2] (on 10/27/21)
Sweden
Estonia
Denmark
Lithuania
Ireland
The Netherlands
Luxembourg
France
Switzerland
Austria
Croatia
Bulgaria
Portugal
Spain
Greece
Cyprus

1. https://ourworldindata.org/coronavirus
2. https://ourworldindata.org/covid-hospitalizations

Lenzilumab is being developed as a potential treatment for COVID-19, it is not currently approved or authorized for use in any country

25

Clinical Development Pipeline

27 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry Opportunity to Increase Adoption of CAR - T 1. https://www.marketdataforecast.com/market - reports/car - t - cell - therapy - market 2. Journal of Clinical Pathways . 2017;3(7):31 - 35 3. Humanigen forecast based on YTD 2021 data Market Size Patient Numbers 3, † 2,987 4,540 6,855 11,386 17,975 28,322 0 5 10 15 20 25 30 2021 2022 2023 2024 2025 2026 Number of Patients, K 0 2,000 4,000 6,000 8,000 10,000 12,000 2021 2022 2023 2024 2025 2026 $Million Toxicity Management increased uptake CAR - T $ Millions • Estimated market size of $9 Billion by 2026 • CAR - T market expected to grow at CAGR of 52% until 2026 1 • Growth restrained by significant AE Profile 2 • Removing this barrier could accelerate adoption • Assumes 10% increase year 1, 15% year 2 and 20% year 3 • † Assumes $375K per patient

SHIELD Phase 3 Study of Lenzilumab + Commercially Available CAR-T

- The CAR-T market is expected reach $6.1 billion by 2030[1]
- Multiple barriers to stronger uptake of CAR-T therapy[2]
- 1/3 of physicians surveyed think toxicity might hinder their use of CAR-T
- Over 60% suggested that patients should be monitored in the hospital for 1 to 2 weeks after administration

Phase 3 trial intended to address these barriers

Lenzilumab demonstrated a 100% objective response rate (ORR) at the recommended dose in Zuma-19

No severe cytokine release syndrome or severe neurotoxicity in Zuma-19

Non-Hodgkin lymphoma patients receiving commercial CAR-T Therapy

Lenzilumab + CAR-T

First Patient Dose 1H22

CAR-T

Preliminary top-line data ASH 2022

Primary
28-day Toxicity

Key secondary
Efficacy and Toxicity At 6 months

N=250
2H23

Follow up: 2 years

1. "Global CAR-T Therapy Market Report 2020" Research And Markets https://www.prnewswire.com/news-releases/global-car-t-therapy-market-report-2020-market-is-expected-to-stabilize-and-reach-3-150-million-in-2025---covid-19-impact-and-recovery-forecast-to-2030--301218802.html Feb. 1, 2021
2. *Journal of Clinical Pathways*. 2017;3(7):31-35

Lenzilumab is being developed as a potential treatment for COVID-19, it is not currently approved or authorized for use in any country

28

29 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry Acute GvHD: A Growing Market 1. Current use and outcome of hematopoietic stem cell transplantation: CIBMTR US summary slides, 2020 2. https://www.biospace.com/article/acute - graft - versus - host - disease - gvhd - treatment - market - intravenous - segment - to - expand - at - high - growth - rate/ 0 100 200 300 400 500 600 700 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 • The number of allogeneic stem cell transplants continues to grow • The aGvHD treatment market, valued at $263 million in 2020 , is projected to expand at a CAGR of 8.6% from 2021 to 2031 2 • The rise is driven by increasing age, increasing cancer diagnoses and emergence of novel effective therapeutics $ Millions Increasing age and cancer diagnosis 1 Innovative therapeutics

30 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry Acute Graft vs. Host Disease ( aGvHD ): Growing Market, High Unmet Need Steroids used for initial treatment of aGvHD 2 - 6 ~50% of patients do not respond adequately to steroids 2 - 6 Steroid - resistant aGvHD patients have a very poor prognosis >90% mortality 7 1. Current use and outcome of hematopoietic stem cell transplantation: CIBMTR US summary slides, 2020 2. First and second - line systemic treatment of acute graft - versus - host disease: recommendations of the American Society of Blood and Marrow Transplantation. Biol Blood Marrow Transplant. 2021;18(8):1150 - 1163 3. Diagnosis and management of acute graft - versus - hos t disease. Br J Haematol . 2012;158(1):30 - 45. 4. Response of 443 patients to steroids as primary therapy for acute graft - versus - host disease: comparison of grading systems. Biol Blood Marrow Transplant. 2002;8(7):387 - 394. 5. EBMT - NIH - CIB MTR Task Force position statement of standardized terminology & guidance for graft - versus - host disease assessment. Bone Marrow Transplant. 2018;53(11):1401 - 1415. 6. New and emerging therapies for acute and chronic graft - versus - host disease. Ther Adv Hermatol . 2018;9(1):21 - 46. 7. Steroid - refractory acute GVHD: Predictions and outcomes. Advances in Hematology 2011 Allogeneic Stem Cell Transplants in US 1 10,000 8,000 6,000 4,000 2,000 Number Year 2019 1980 Number of Allogenic Stem Cell transplantations continue to grow Almost 10,000 in 2019 in US Allogeneic Stem Cell Transplant aGvHD Diagnosis Outcome prediction using “MAGIC” algorithm Standard of Care (SOC) Lenzilumab + SOC V Placebo + SOC Low Risk The “ RATinG ” Study First Patient Dose 1H22

PREACH–M Trial Phase 2/3 for CMML


CMML is an aggressive Cancer[1]

12.8 cases per 100,000 persons per year[2] → **Incidence higher with age[1]** → **In spite of advances, survival remains dismal[1]** → **Effective therapies are needed[1]**

Partners

SAHMRI
South Australian Health & Medical Research Institute

THE UNIVERSITY of ADELAIDE

PREACH–M Trial — FPD October 2021

Newly Diagnosed CMML

- High Risk Disease (NRAS, KRAS, CBL) → **Azacitadine+ Lenzilumab Up to 24 Cycles (2 Years)** → **Primary Endpoint** 12 Months CR and PR
- Low Risk Disease (TET2) → **Azacitadine+ Sodium Ascorbate Up to 24 Cycles (2 Years)** → **Primary Endpoint** 12 Months CR and PR

Note: CMML-Chronic Myelomonocytic Leukemia
TET2, NRAS, KRAS, and CBL are gene mutations found in CMML patients

1. Murthy et al, *Leukemia Lymphoma*, 2017 Jul;58(7):1648-1654.
2. SEER Hematopoietic and Lymphoid Neoplasm Database (cancer.gov)

Lenzilumab is being developed as a potential treatment for COVID-19, it is not currently approved or authorized for use in any country

31

32 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry Phase 1 study: multiple tumors Breast Lung Colorectal Pancreas No normal tissue uptake of 89 Zr - ifabotuzumab Radio - labelled ifabotuzumab showed rapid, specific targeting of GBM tumor Activity in Glioblastoma Multiforme Phase 1 Ifabotuzumab Data in GBM and Development Plan MRI ( T1 + C) 89 Zr - ifabotuzumab PET 18 F - FDG PET Phase 1b to confirm results in solid tumors begins in early 2022. An antibody drug conjugate (ADC) based on ifabotuzumab will be selected for future Phase 2 study in solid tumors .

33 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry 12 - 15 Month Goals Initiate Phase 2/3 acute GvHD Provide additional data from ACTIV - 5/BET - B Initiate Phase 3 CAR - T SHIELD study Medium - Term Meeting with NICE to discuss reimbursement for lenzilumab in UK Meeting with FDA to discuss SHIELD/CAR - T Meeting with FDA granted to discuss EUA MHRA decision regarding Conditional Marketing Authorization Short - Term Long - Term Preliminary top - line data from some patients in SHIELD study at ASH 2022